UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

As previously reported in the Current Report on Form 8-K filed by Kindred Healthcare, Inc., a Delaware corporation (“Kindred”), on June 3, 2011 (the “Original 8-K”), Kindred agreed to file all required financial statements with respect to RehabCare Group, Inc., a Delaware corporation (“RehabCare”), by amendment to the Original 8-K pursuant to Item 9.01(a)(4) within 71 calendar days from which the Original 8-K must be filed.

(1) The audited consolidated financial statements of RehabCare for the year ended December 31, 2010 and the notes related thereto, which were included in RehabCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, are attached hereto as Exhibit 99.1.

(2) The unaudited condensed consolidated financial statements of RehabCare as of March 31, 2011 and the notes related thereto, which were included in RehabCare’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

Kindred previously filed all information required pursuant to Item 9.01(b) with the Original 8-K.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, dated July 28, 2011.

99.1	The audited consolidated balance sheets of RehabCare as of December 31, 2010 and December 31, 2009 and the consolidated statements of earnings, comprehensive income, changes in equity and cash flows for each of the three years in the period ended December 31, 2010, including the related notes thereto.

99.2	The unaudited condensed consolidated balance sheets of RehabCare as of March 31, 2011 and December 31, 2010, the unaudited condensed consolidated statements of earnings, comprehensive income and cash flows for the three months ended March 31, 2011 and March 31, 2010 and the unaudited condensed consolidated statement of changes in equity for the three months ended March 31, 2011, including the related notes thereto, which are incorporated herein by reference to Part I, Item 1 (pages 3-17) of RehabCare’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 001-14655).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

July 29, 2011	By:	/s/ Joseph L. Landenwich
		Name:	Joseph L. Landenwich
		Title:	Senior Vice President, Corporate Legal Affairs and Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, dated July 28, 2011.

99.1	The audited consolidated balance sheets of RehabCare as of December 31, 2010 and December 31, 2009 and the consolidated statements of earnings, comprehensive income, changes in equity and cash flows for each of the three years in the period ended December 31, 2010, including the related notes thereto.

99.2	The unaudited condensed consolidated balance sheets of RehabCare as of March 31, 2011 and December 31, 2010, the unaudited condensed consolidated statements of earnings, comprehensive income and cash flows for the three months ended March 31, 2011 and March 31, 2010 and the unaudited condensed consolidated statement of changes in equity for the three months ended March 31, 2011, including the related notes thereto, which are incorporated herein by reference to Part I, Item 1 (pages 3-17) of RehabCare’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 001-14655).